TEMPLETON INSTITUTIONAL FUNDS, INC.





                               TIFI Growth Series
                                 ANNUAL REPORT








[Templeton Logo]               December 31, 1997

TECHNOLOGY UPDATE: FRANKLIN TEMPLETON
COMBATS THE YEAR 2000 PROBLEM
By Charles B. Johnson
President of Franklin Resources, Inc.

     As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format--"98" instead of "1998", for example--but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

     Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

     In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That is why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.


----------------------------------------------------------------------------

Mutual funds, annuities, and other investment products:

     - are not FDIC insured;

     - are not deposits or obligations of, or guaranteed by, any financial institution;

     - are subject to investment risks, including possible loss of the principal amount invested.

December 31, 1997

[PHOTO OF GARY MOTYL]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.




Dear Shareholders...

     In general, 1997 proved to be a year of contrasting fortunes. It was a year when the bill for the extended consumption of "free lunches" arrived with a vengeance in Asia. It was a year when developed markets, powered by the perceived benefits of the 'New Paradigm,' continued their seemingly inexorable rise. Perhaps most importantly of all, it was a year when the combined benefits of diligent company research and portfolio diversification were clearly demonstrated.

     For the quarter and one year periods ending December 31, 1997, the Templeton Institutional Funds, Inc. Growth Series (the "Fund") reported a return of -7.1% and 12.3%, compared to the unmanaged Morgan Stanley Capital International (MSCI) World Index returns of -2.4% and 16.2%, respectively. The Fund produced three year and since inception


                          TOTAL RETURNS AS OF 12/31/97


                         ONE-YEAR      THREE-YEAR        CUMULATIVE
                          AVERAGE       AVERAGE        SINCE INCEPTION(1,3)
                          ANNUAL(1,2)  ANNUAL(1,2)        (5/03/93)
-----------------------------------------------------------------------
-----------------------------------------------------------------------

TIFI Growth Series        12.3%         17.4%               91.7%

MSCI World Index(4)       16.2%         17.1%               83.7%





(1) The Investment Manager and Fund Administrator agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through December 31, 1997. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Effective January 1, 1998, the Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through December 31, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After December 31, 1998, these agreements may end at any time upon notice to the Board.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) The index is unmanaged, does not contain cash, and does not include management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

                                                                    continued...

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
LETTER CONTINUED

GEOGRAPHIC DISTRIBUTION on 12/31/97
(Equity Assets As a Percentage
 of Total Net Assets)

        [Pie Chart]
Latin America           4.0%
Australia/New Zealand   4.3%
Asia                    7.1%
North America           7.3%
Europe                  29.6%


FUND ASSET ALLOCATION on 12/31/97


           [Pie Chart]
Short-term & Other  46.7%
Fixed Income         1.0%
Equity*             52.3%

*Equity includes convertible
   and preferred securities.

(May 3, 1993) average annual total returns of 17.4% and 15.0% versus MSCI World Index returns of 17.1% and 13.9%, respectively. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management expenses. Of course, one cannot invest directly in an index.

      The Fund continues to be well diversified while maintaining significant weightings in Europe as well as in the services and finance sectors. In order to meet an anticipated need for cash in early 1998, the Fund's cash position was higher than usual at year end. The Fund's overall weighting in Asia at the end of 1997 was 7.1%. As value-oriented investors, we utilized market volatility to uncover securities at what we believe to be distressed prices throughout Asia. We also recognize that the crisis in Asia has had a spillover effect, commonly known as the "Asian Contagion," and in some instances it unfairly overshadowed the economies of some other countries, providing value-oriented investors with even more opportunities on a worldwide basis. As you know, all of the country and sector weightings in the Fund are a function of our bottom-up investment style, which we have employed for more than 50 years. We will continue to patiently and cautiously seek opportunities in this period of great despondency and challenge.

      We believe that volatility in world market returns will continue and perhaps become more of a feature in developed markets, and that the patient investor could benefit from this. The key to our portfolio management style will remain the same: diligent company research and portfolio diversification.

      In the run up to 1997, the economic view was that the Asian growth rates were the product of a combination of low cost labor, a high domestic savings rate, an improved skills base, and a dynamic competitive entrepreneurial culture. All are at least partially true; however, in many cases, the Asian emerging markets tied their currencies either explicitly to the U.S. dollar, to a U.S. dollar-dominated currency basket, or to a level of stability which implicitly tracked the U.S. dollar. The principal problem is that unless a country, whose currency is U.S. dollar linked, had an economy synchronized to that of the U.S., then either that country's domestic interest rate policy will be inappropriate, or there will exist an interest rate differential presenting a potential arbitrage opportunity for as long as the currency link is maintained. What occurred in Asia was a mixture of the two.

      In Hong Kong, for example, there existed an extended period of negative real interest rates. Typically, this inflates asset values. In Hong Kong, it took the form of a property price inflation explosion which is currently being deflated by the emergence of positive real interest rates. In Thailand, property prices soared, and property development expanded sharply and indiscriminately. However, Thailand differed from Hong Kong in that Thai property companies and banks not only reduced the cost of development by raising the funding in U.S. dollars (rather than the higher cost Thai baht), but they also geared their balance sheets to do so. However, this cost reduction can last only as long as the position of the tied exchange rate can resist the fundamental forces of supply and demand. When that position cannot be maintained, the accumulated 'savings' and possibly more will have to be repaid.

     In Thailand, lower-than-economic-funding costs proved unsustainable. Now, the Thai baht has been forced to adjust to reflect the underlying economic fundamentals and subsequently left a massive oversupply of property in Thailand. Many companies have a currency-mismatched balance sheet, and have become hostage to the vagaries of short-term currency fluctuations. This is also the situation in other Asian-Pacific markets.

     As we have recently witnessed in Asia, bear markets can be long-lived or short and savage. The confidence that surrounded prospects in Asia has been ebbing away in response to these market movements and the subsequent financial fallout. While it is true that there is a genuine cause for concern over the possibility of a debt moratorium being declared by certain countries, most notably South Korea and Indonesia, we believe that there may be 'bargain' stocks in Asia.

     How does one explain the virtual absence of inflation from the U.S. economy despite nearly seven years of growth? There appears to be no historical precedent for the prolonged period of economic growth and subdued inflation. Historically, the basic rule has been that when a product or service is in short supply, its price will rise. In the U.S., therefore, the assumption should be that eventually either growth will slow or inflation will rise. Now, however, some believe that technology-fueled growth in U.S. productivity will be sufficient to obviate this and the need for the imposition of monetary restraint. The recent performance of U.S. companies appears to substantiate this view, if it were deemed sustainable.

     The rise in profitability of U.S. companies has been remarkable. Return on equity (RoE) during the past seven years soared to levels which are distinguished by their rarity in the preceding sixty years. These were occasioned by a currency which declined for an extended period, coupled with a quantum leap in restructuring activity. In addition, U.S. companies have generally increased the proportion of cash flow being returned to shareholders versus being reinvested. We believe that unless the current return on equity is maintained, then U.S. companies are overvalued.

     Widely different returns characterized 1997. In emerging markets, the outcome was mixed. Asian returns were strongly negative, and the ten worst performing markets were in the Pacific Rim. Thailand, South Korea, and Indonesia were the most damaged, with U.S. dollar declines of over 65% by year end. Some non-Asian emerging markets made substantial gains, with Turkey, Hungary, Greece, and Mexico all recording U.S. dollar returns in excess of 30%. In the developed markets--once again led by the U.S.--returns, for the most part, were strongly positive. Continental



   INDUSTRY DIVERSIFICATION ON 12/31/97
      (Percent of Total Net Assets)

   Services                     10.7%
   Finance                      10.0%
   Energy                        9.5%
   Materials                     8.0%
   Capital Equipment             6.3%
   Consumer Goods                5.3%
   Multi-Industry                2.5%

   10 LARGEST POSITIONS ON 12/31/97
    (Percent of Total Net Assets)
   Nacional Financiera SA       1.4%
   Telebras-Telecomunicacoes
   Brasileiras SA               1.3%
   Fiat SpA                     1.2%
   Owens Corning                1.2%
   General Electric Co. Plc.    1.2%
   Merita Ltd.                  1.1%
   Banco Itau SA                1.1%
   Volvo AB                     1.1%
   New Holland NV               1.1%
   Rhone-Poulenc SA             1.0%

                                             3

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES letter continued----------------------------------------------------------------

Total Return Index Comparison(1)
$5,000,000 Investment: 05/03/93 - 12/31/97


               CPI                 TEMPLETON INST-G     MSCI WORLD
               ---                 ----------------     ----------
  5/3/93       $5,000,000.00       $ 5,000,000.00       $5,000,000.00
 5/31/93       $5,006,322.58       $ 5,099,999.90       $5,116,064.50
 6/30/93       $5,013,331.43       $ 5,039,999.96       $5,073,963.38
 7/31/93       $5,013,331.43       $ 5,114,999.77       $5,179,304.44
 8/31/93       $5,027,368.76       $ 5,445,000.17       $5,417,573.16
 9/30/93       $5,037,926.23       $ 5,454,999.92       $5,318,339.47
10/31/93       $5,058,581.73       $ 5,724,999.90       $5,465,762.25
11/30/93       $5,062,122.74       $ 5,594,999.79       $5,157,438.61
12/31/93       $5,062,122.74       $ 6,002,076.22       $5,410,687.92
 1/31/94       $5,075,790.47       $ 6,393,736.87       $5,768,451.28
 2/28/94       $5,093,048.16       $ 6,175,017.48       $5,694,730.47
 3/31/94       $5,110,364.52       $ 5,898,010.38       $5,450,175.95
 4/30/94       $5,117,519.03       $ 5,995,710.42       $5,619,615.38
 5/31/94       $5,121,101.30       $ 6,057,415.79       $5,635,042.46
 6/30/94       $5,138,513.04       $ 5,882,583.67       $5,620,027.33
 7/31/94       $5,152,387.03       $ 6,124,263.39       $5,728,185.88
 8/31/94       $5,172,996.57       $ 6,386,511.57       $5,901,393.63
 9/30/94       $5,186,963.66       $ 6,201,395.47       $5,747,432.16
10/31/94       $5,190,594.54       $ 6,257,958.60       $5,912,171.96
11/30/94       $5,197,342.31       $ 5,949,431.28       $5,656,594.68
12/31/94       $5,197,342.31       $ 5,922,780.09       $5,712,406.21
 1/31/95       $5,218,131.68       $ 5,814,502.67       $5,627,731.21
 2/28/95       $5,239,004.21       $ 5,957,970.68       $5,710,871.20
 3/31/95       $5,256,292.92       $ 6,050,638.14       $5,987,234.54
 4/30/95       $5,273,638.69       $ 6,301,385.32       $6,197,393.65
 5/31/95       $5,284,185.97       $ 6,503,073.19       $6,251,280.67
 6/30/95       $5,294,754.34       $ 6,579,387.21       $6,250,923.10
 7/31/95       $5,294,754.34       $ 6,884,644.85       $6,564,910.71
 8/31/95       $5,308,520.70       $ 6,748,369.22       $6,419,839.31
 9/30/95       $5,319,137.74       $ 6,868,291.92       $6,608,078.00
10/31/95       $5,336,690.89       $ 6,661,152.90       $6,505,269.52
11/30/95       $5,332,955.21       $ 6,764,722.15       $6,732,380.19
12/31/95       $5,329,222.14       $ 6,964,375.28       $6,930,469.02
 1/31/96       $5,360,664.55       $ 7,187,517.23       $7,057,076.22
 2/29/96       $5,377,818.68       $ 7,242,850.46       $7,101,352.17
 3/31/96       $5,405,783.34       $ 7,373,459.40       $7,220,823.19
 4/30/96       $5,426,865.89       $ 7,622,803.48       $7,391,922.03
 5/31/96       $5,437,176.94       $ 7,694,044.57       $7,399,639.42
 6/30/96       $5,440,439.24       $ 7,688,107.67       $7,438,384.23
 7/31/96       $5,450,776.08       $ 7,409,079.66       $7,176,856.51
 8/31/96       $5,461,132.55       $ 7,646,550.51       $7,260,727.18
 9/30/96       $5,478,608.18       $ 7,800,906.48       $7,546,351.99
10/31/96       $5,496,139.72       $ 7,937,451.75       $7,600,396.70
11/30/96       $5,506,582.39       $ 8,358,961.93       $8,027,663.65
12/31/96       $5,506,582.39       $ 8,536,003.47       $7,900,465.33
 1/31/97       $5,524,203.45       $ 8,746,061.68       $7,997,034.29
 2/28/97       $5,541,328.48       $ 8,847,496.66       $8,090,378.08
 3/31/97       $5,555,181.80       $ 8,853,902.79       $7,931,741.94
 4/30/97       $5,561,848.02       $ 8,821,870.34       $8,192,393.26
 5/31/97       $5,558,510.91       $ 9,238,298.24       $8,700,244.63
 6/30/97       $5,565,181.13       $ 9,705,978.78       $9,135,256.86
 7/31/97       $5,571,859.34       $10,116,000.56       $9,557,305.73
 8/31/97       $5,582,445.88       $ 9,558,627.58       $8,919,833.43
 9/30/97       $5,596,401.99       $10,314,605.02       $9,405,964.36
10/31/97       $5,610,393.00       $ 9,552,220.85       $8,912,151.23
11/30/97       $5,607,026.76       $ 9,494,561.47       $9,071,678.74
12/31/97       $5,600,298.33       $ 9,583,925.54       $9,183,260.38

Periods ended 12/31/97


                                                       Since
                                                     Inception
                                      One-Year       (05/03/93)
Average Annual Total Return (1,2)       12.3%          15.0%

Cumulative Total Return (1,3)           12.3%          91.7%


 (1)The Investment Manager and Fund Administrator agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through December 31, 1997. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Effective January 1, 1998, the Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through December 31, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After December 31, 1998, these agreements may end at any time upon notice to the Board.

 (2)Average annual total return represents the change in value of an investment over the indicated periods.

 (3)Cumulative total return represents the change in value of an investment over the indicated periods.

 (4)Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

 (5)Source: U.S.Bureau of Labor Statistics (1/13/98).

    All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Europe, in general, produced returns in the 20-30% range (in U.S. dollars). An exception to this rule for developed markets was Japan, where the eight-year bear market continued, most recently with high profile bankruptcies such as Yamaichi Securities Ltd.

     Four or five years ago, we were being asked why an investor should invest in global funds. Why not simply concentrate on emerging markets? Now, some investors question why one would invest in emerging markets. Now, as then, our answer is unchanged. We should invest where the most undervalued securities exist. After this year's events, there is likely to be a greater potential for value found in the emerging markets, and, if so, we would expect portfolios to reflect this through 1998.

     In the developed markets, there are now fewer undervalued securities. Hence, exposure there is likely to continue to decline. Europe historically has represented a fairly large exposure for the Fund, and while we have not found many new 'bargains' there at present, neither are there a large number of overvalued securities. It is therefore likely that the fund's exposure to Europe will continue along current lines.

     In our view, the best way to minimize volatility is to invest in the most undervalued securities worldwide. Risk lies in investing in securities which are overvalued, and as such, risk can be minimized -- but not removed -- by diligent company research which leads to a diversified portfolio. We believe safety is not found in the so-called 'flight to quality' if that flight consists of buying high quality companies which are heavily overvalued. High quality companies can sustain sharp share price declines and one only has to consider the experience of Japanese blue chips since 1989 to bear this out. There are certainly overvalued securities in the world, but equally there are undervalued ones.

     This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

     Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

     We believe that we are currently in a global bear market, and, if this is the case, there could be further declines. We have already seen bear markets in Asia, and the early stages of undervaluation have appeared as the pessimism deepens. History provides a guide as to the appropriate course of action during these times: be patient, search for value, and invest in a diversified portfolio. This is the target we have always set for ourselves at Templeton, and in 1998, we believe more than ever it is the principle which should guide us.


Best regards,

/s/ Donald F. Reed
Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ Gary P. Motyl
Gary P. Motyl, C.F.A.
Executive Vice President
Templeton Investment Counsel, Inc.












For the most current portfolio information, call 1-800-362-6243.

(1). Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended December 31, 1997.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                   1997          1996        1995        1994       1993+
                                                                -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $13.41        $11.86      $10.94      $11.80      $10.00
                                                                 ----------------------------------------------------------
Income from investment operations:
 Net investment income......................................          .73           .30         .27         .20         .06
 Net realized and unrealized gain (loss)....................          .89          2.32        1.62        (.36)       1.94
                                                                 ----------------------------------------------------------
Total from investment operations............................         1.62          2.62        1.89        (.16)       2.00
                                                                 ----------------------------------------------------------
Less distributions from:
 Net investment income......................................         (.87)         (.29)       (.27)       (.20)       (.05)
 Net realized gains.........................................         (.54)         (.74)       (.70)       (.50)       (.15)
 In excess of net realized gains............................           --          (.04)         --          --          --
                                                                 ----------------------------------------------------------
Total distributions.........................................        (1.41)        (1.07)       (.97)       (.70)       (.20)
                                                                 ----------------------------------------------------------
Net asset value, end of year................................       $13.62        $13.41      $11.86      $10.94      $11.80
                                                                 ==========================================================
Total Return*...............................................       12.27%        22.57%      17.59%     (1.32)%      20.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $120,370      $268,158    $226,963    $194,059    $184,013
Ratios to average net assets:
 Expenses...................................................         .86%          .87%        .88%        .95%       1.00%**
 Net investment income......................................        2.15%         2.34%       2.28%       1.69%       1.19%**
Portfolio turnover rate.....................................       16.73%        15.61%      30.20%      17.23%      17.32%
Average commission rate paid ***............................       $.0105        $.0242          --          --          --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period May 3, 1993 (commencement of operations) to December 31, 1993.
                       See Notes to Financial Statements.
 6

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS  47.9%
AUTOMOBILES  2.3%
Fiat SpA....................................................      Italy             508,500    $  1,474,909
Volvo AB, B.................................................   Switzerland           49,000       1,314,500
                                                                                               ------------
                                                                                                  2,789,409
                                                                                               ------------
BANKING  5.6%
Banque Nationale de Paris, ADR, 144A........................      France             20,000       1,063,056
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal            48,047       1,168,217
Daegu Bank Co. Ltd..........................................   South Korea          113,915         256,729
Deutsche Bank AG............................................     Germany             15,200       1,062,902
HSBC Holdings Plc. .........................................    Hong Kong            31,069         765,799
Komercni Banka AS, GDR, 144A................................  Czech Republic         27,000         330,750
Merita Ltd., A..............................................     Finland            242,000       1,323,424
PT Bank Pan Indonesia TBK...................................    Indonesia         2,952,600         429,469
*PT Bank Pan Indonesia TBK, wts.............................    Indonesia           421,800           3,604
Thai Farmers Bank Public Co. Ltd., fgn. ....................     Thailand           200,000         373,932
                                                                                               ------------
                                                                                                  6,777,882
                                                                                               ------------
BUILDING MATERIALS & COMPONENTS  1.9%
Owens Corning...............................................  United States          42,900       1,463,963
Pioneer International Ltd. .................................    Australia           320,000         873,867
                                                                                               ------------
                                                                                                  2,337,830
                                                                                               ------------
BUSINESS & PUBLIC SERVICES  1.0%
Esselte AB, A...............................................   Switzerland           42,000         793,461
SGS Societe Generale de Surveillance Holdings Ltd., br. ....   Switzerland              220         421,442
                                                                                               ------------
                                                                                                  1,214,903
                                                                                               ------------
CHEMICALS  1.8%
Akzo Nobel NV...............................................   Netherlands            5,000         862,082
Rhone-Poulenc SA, A.........................................      France             27,863       1,248,129
                                                                                               ------------
                                                                                                  2,110,211
                                                                                               ------------
ELECTRICAL & ELECTRONICS  2.4%
ABB AB, A...................................................   Switzerland           70,250         831,686
Alcatel Alsthom Cie Generale D'Electricite SA...............      France              5,416         688,417
*General Electric Co. Plc. .................................  United Kingdom        212,084       1,389,790
                                                                                               ------------
                                                                                                  2,909,893
                                                                                               ------------
ELECTRONIC COMPONENTS & INSTRUMENTS  0.5%
BICC Plc. ..................................................  United Kingdom        193,861         547,630
                                                                                               ------------
ENERGY SOURCES  2.6%
Repsol SA...................................................      Spain              27,600       1,177,552
Saga Petroleum AS, A........................................      Norway             44,000         757,695
Societe Elf Aquitaine SA....................................      France             10,628       1,236,122
                                                                                               ------------
                                                                                                  3,171,369
                                                                                               ------------
FINANCIAL SERVICES  1.4%
AXA SA......................................................      France              9,600         742,830
*Capital Portugal Fund......................................     Portugal             1,059         163,985
Industrial Credit & Inv. Corp. of India, GDR, 144A..........      India              60,100         776,794
                                                                                               ------------
                                                                                                  1,683,609
                                                                                               ------------
FOOD & HOUSEHOLD PRODUCTS  2.2%
Albert Fisher Group Plc. ...................................  United Kingdom        914,593         548,263
Archer-Daniels Midland Co. .................................  United States          30,500         661,469
Hillsdown Holdings Plc. ....................................  United Kingdom        259,539         632,991
IBP Inc. ...................................................  United States          40,200         841,688
                                                                                               ------------
                                                                                                  2,684,411
                                                                                               ------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER  2.2%
Carter Holt Harvey Ltd. ....................................   New Zealand          166,000    $    256,392
Georgia Pacific Corp. ......................................  United States          18,000       1,093,500
*Georgia-Pacific Timber Group...............................  United States          18,000         408,375
Metsa Serla OY, B...........................................     Finland             45,000         350,969
PT Barito Pacific Timber TBK................................    Indonesia           465,000         133,159
Stora Kopparbergs Bergslags AB, B...........................   Switzerland           31,000         384,577
                                                                                               ------------
                                                                                                  2,626,972
                                                                                               ------------
HEALTH & PERSONAL CARE  0.8%
Astra AB, A.................................................   Switzerland           57,600         997,494
                                                                                               ------------
INDUSTRIAL COMPONENTS  1.7%
BTR Plc. ...................................................  United Kingdom        272,000         833,136
Exide Corp. ................................................  United States          46,600       1,205,775
                                                                                               ------------
                                                                                                  2,038,911
                                                                                               ------------
INSURANCE  1.1%
ING Groep NV................................................   Netherlands           25,055       1,055,260
Zuerich Versicherung, new...................................   Switzerland              520         247,611
                                                                                               ------------
                                                                                                  1,302,871
                                                                                               ------------
MACHINERY & ENGINEERING  1.7%
Hitachi Koki Co. Ltd. ......................................      Japan               7,000          21,712
New Holland NV..............................................   Netherlands           48,000       1,269,000
VA Technologie AG...........................................    Australia             4,600         698,476
                                                                                               ------------
                                                                                                  1,989,188
                                                                                               ------------
MERCHANDISING  1.9%
*Circuit City Stores Inc., Carmax Group.....................  United States          69,000         621,000
Dairy Farm International Holdings Ltd. .....................    Hong Kong           459,186         495,921
Storehouse Plc. ............................................  United Kingdom        312,100       1,217,379
                                                                                               ------------
                                                                                                  2,334,300
                                                                                               ------------
METALS & MINING  2.1%
RGC Ltd. ...................................................    Australia           738,459       1,126,221
*Union Miniere NPV..........................................     Belgium              5,264         365,131
WMC Ltd. ...................................................    Australia           308,560       1,075,907
                                                                                               ------------
                                                                                                  2,567,259
                                                                                               ------------
MULTI-INDUSTRY  2.5%
Hicom Holdings BHD..........................................     Malaysia           440,000         253,400
Hutchison Whampoa Ltd. .....................................    Hong Kong           123,000         771,429
Jardine Matheson Holdings Ltd. .............................    Hong Kong            97,531         497,408
Jardine Strategic Holdings Ltd. ............................    Hong Kong           215,353         568,532
PT Bimantara Citra..........................................    Indonesia           852,500         162,750
Swire Pacific Ltd., A.......................................    Hong Kong           132,000         723,964
                                                                                               ------------
                                                                                                  2,977,483
                                                                                               ------------
REAL ESTATE  0.8%
*Catellus Development Corp. ................................  United States          50,000       1,000,000
                                                                                               ------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                 COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS  3.6%
*Digital Telecommunications Philippines Inc. ...............   Philippines        5,015,000    $    180,788
Nokia AB, A.................................................     Finland             15,800       1,104,713
Philippine Long Distance Telephone Co., ADR.................   Philippines           23,211         522,248
PT Indosat TBK, ADR.........................................    Indonesia               500           9,656
Telecom Italia SpA, di Risp.................................      Italy             267,400       1,174,958
Telefonica de Espana SA.....................................      Spain              32,200         919,396
Telefonica del Peru SA, B...................................       Peru             115,000         257,009
Videsh Sanchar Nigam Ltd., GDR, 144A........................    Indonesia             7,700         107,223
                                                                                               ------------
                                                                                                  4,275,991
                                                                                               ------------
TRANSPORTATION  0.4%
Mayne Nickless Ltd., A......................................    Australia            97,783         516,851
                                                                                               ------------
UTILITIES ELECTRICAL & GAS  6.9%
BG Plc. ....................................................  United Kingdom        216,235         973,073
*Centrica Plc...............................................  United Kingdom        244,000         352,647
*CEZ AS.....................................................  Czech Republic         17,315         568,222
Endesa SA, br. .............................................      Spain              33,600         596,574
Evn Energie-Versorgung Niederoesterreich AG.................    Australia             6,200         814,788
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong           272,000       1,033,733
Iberdrola SA................................................      Spain              57,600         758,044
Illinova Corp. .............................................  United States          35,000         942,813
Korea Electric Power Corp. .................................   South Korea           51,220         472,916
Nova Corp. .................................................      Canada             56,300         538,369
Thames Water Group Plc. ....................................  United Kingdom         80,689       1,207,261
                                                                                               ------------
                                                                                                  8,258,440
                                                                                               ------------
WHOLESALE & INTERNATIONAL TRADE  0.5%
Brierley Investments Ltd. ..................................   New Zealand          765,889         546,997
                                                                                               ------------
      TOTAL COMMON STOCKS (COST $53,146,413)................                                     57,659,904
                                                                                               ------------
PREFERRED STOCKS  4.4%
Banco Itau SA, pfd. ........................................      Brazil          2,450,000       1,317,145
Nacional Financiera SA, 11.25%, conv., pfd., 5/15/98........      Mexico             30,900       1,730,400
News Corp. Ltd., pfd. ......................................    Australia           158,353         783,751
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR.........      Brazil             13,000       1,513,688
                                                                                               ------------
      TOTAL PREFERRED STOCKS (COST $3,377,709)..............                                      5,344,984
                                                                                               ------------
                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                ---------
BONDS (COST $1,178,232)  1.0%
U.S. Treasury Note, 5.125%, 4/30/98.........................  United States     $ 1,181,000       1,180,263
                                                                                               ------------
SHORT TERM INVESTMENTS (COST $53,069,440)  44.1%
U.S. Treasury Bills, 4.85% to 5.37%, with maturities to
  3/26/98...................................................  United States      53,648,000      53,080,964
                                                                                               ------------
      TOTAL INVESTMENTS (COST $110,771,794)  97.4%..........                                    117,266,115
      OTHER ASSETS, LESS LIABILITIES  2.6%..................                                      3,103,552
                                                                                               ------------
      TOTAL NET ASSETS  100.0%..............................                                   $120,369,667
                                                                                               ============

*Non-income producing.
**Securities traded in U.S. dollars.
                       See Notes to Financial Statements.
                                                                               9

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost $110,771,794)....  $117,266,115
 Cash.......................................................       743,894
 Receivables:
  Investment securities sold................................     2,172,298
  Capital shares sold.......................................       133,027
  Dividends and interest....................................       363,002
 Organization costs.........................................           501
                                                              ------------
     Total assets...........................................   120,678,837
                                                              ------------
Liabilities:
 Payables:
  Capital shares redeemed...................................        84,599
  To affiliates.............................................        76,066
 Other liabilities..........................................       148,505
                                                              ------------
     Total liabilities......................................       309,170
                                                              ------------
Net assets, at value........................................  $120,369,667
                                                              ============
Net assets consist of:
 Distributions in excess of net investment income...........  $    (16,933)
 Net unrealized appreciation................................     6,494,321
 Accumulated net realized gain..............................    35,728,972
 Capital shares.............................................    78,163,307
                                                              ------------
Net assets, at value........................................  $120,369,667
                                                              ============
Net asset value per share ($120,369,667 / 8,840,303 shares
  outstanding)..............................................        $13.62
                                                                     =====

                       See Notes to Financial Statements.
 10

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $655,232)
 Dividends..................................................    $ 6,618,060
 Interest...................................................      1,749,559
                                                                -----------
     Total investment income................................                      $   8,367,619
Expenses:
 Management fees (Note 3)...................................      1,946,728
 Administrative fees (Note 3)...............................        236,356
 Transfer agent fees (Note 3)...............................            505
 Custodian fees.............................................        125,386
 Reports to shareholders....................................          3,000
 Registration and filing fees...............................         23,800
 Professional fees (Note 3).................................         26,885
 Directors' fees and expenses...............................          7,150
 Amortization of organization costs.........................          1,420
 Other......................................................          7,154
                                                                -----------
     Total expenses.........................................                          2,378,384
                                                                                  -------------
     Net investment income..................................                          5,989,235
                                                                                  -------------
Realized and unrealized gain (loss):
 Net realized gain (loss) from:
  Investments...............................................     75,720,379
  Foreign currency transactions.............................       (212,673)
                                                                -----------
     Net realized gain......................................                         75,507,706
     Net unrealized depreciation on investments.............                        (49,401,146)
                                                                                  -------------
Net realized and unrealized gain............................                         26,106,560
                                                                                  -------------
Net increase in net assets resulting from operations........                      $  32,095,795
                                                                                  =============

                       See Notes to Financial Statements.
                                                                              11

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                    1997             1996
                                                                    ---------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   5,989,235    $  5,530,209
  Net realized gain from investments and foreign currency
    transactions............................................       75,507,706      13,242,428
  Net unrealized appreciation (depreciation) on
    investments.............................................      (49,401,146)     30,278,191
                                                                -----------------------------
    Net increase in net assets resulting from operations....       32,095,795      49,050,828
                                                                -----------------------------
Distributions to shareholders from:
 Net investment income......................................       (7,267,170)     (5,396,197)
 Net realized gains.........................................       (5,222,663)    (13,667,361)
 In excess of net realized gains............................               --        (717,828)
Capital share transactions (Note 2).........................     (167,394,086)     11,925,340
                                                                -----------------------------
    Net increase (decrease) in net assets...................     (147,788,124)     41,194,782
                                                                -----------------------------
Net assets:
 Beginning of year..........................................      268,157,791     226,963,009
                                                                -----------------------------
 End of year................................................    $ 120,369,667    $268,157,791
                                                                =============================
Undistributed net investment income/(distributions in excess of net investment income) included in net assets:
 End of year................................................    $     (16,933)   $    134,012
                                                                =============================

                       See Notes to Financial Statements.
 12

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At December 31, 1997, there were 700 million shares authorized ($0.01 par value), of which 50 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                          1997                                 1996
                                                              ----------------------------------------------------------------
                                                                SHARES           AMOUNT               SHARES         AMOUNT
                                                              ----------------------------------------------------------------
Shares sold.................................................    2,784,905    $   40,329,111          2,056,255    $ 26,562,455
Shares issued on reinvestment of distributions..............      914,805        12,348,992          1,531,208      19,697,616
Shares redeemed.............................................  (14,852,462)     (220,072,189)        (2,735,648)    (34,334,731)
                                                              ----------------------------------------------------------------
Net increase/(decrease).....................................  (11,152,752)   $ (167,394,086)           851,815    $ 11,925,340
                                                              ================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average net assets through December 31, 1997. For the year ended December 31, 1997, no reimbursement was necessary under the agreement.

Effective January 1, 1998, TICI and FT Services have agreed to limit total expenses of the Fund to an annual rate of .90% of average net assets through December 31, 1998.

Included in professional fees are legal fees of $2,547 that were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $111,190,456 was as follows:

Unrealized appreciation.....................................  $ 15,230,356
Unrealized depreciation.....................................    (9,154,697)
                                                              ------------
Net unrealized appreciation.................................  $  6,075,659
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and securities disposed of in payment of redemptions in kind.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997, aggregated $39,826,977 and $246,505,567, respectively.

Included in proceeds of sales is approximately $116 million representing the value of securities disposed of in payment of redemptions in kind resulting in a realized gain of $32,711,253.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Growth Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                    /s/ McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 8.21% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

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 18

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                                                                              19

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 20

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243


ZT455 A 12/97

[recycle logo]